                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   May 9, 2007
                Date of Report (Date of earliest event reported)

                            NOVASTAR FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

      Maryland                    001-13533                74-2830661
-----------------------------  ------------------   -------------------------
(State or other jurisdiction    (Commission File         (I.R.S. Employer
    of incorporation or              Number)            Identification No.)
       organization

               8140 Ward Parkway, Suite 300, Kansas City, MO 64114
               ---------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (816) 237-7000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
(17  CFR  240.14a-12)
[ ]  Pre-commencement  communications  pursuant  to  Rule 14d-2(b)  under the
Exchange  Act (17 CFR  240.14d-2(b))
[ ]  Pre-commencement communications  pursuant  to  Rule  13e-4(c)  under  the
Exchange  Act  (17 CFR 240.13e-4(c))

Section 1--Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Wachovia Whole Loan Master Repurchase Agreement

On May 9, 2007,  Wachovia Bank, NA (together with its  affiliates,  "Wachovia"),
NFI Repurchase Corporation, NMI Repurchase Corporation,  HomeView Lending, Inc.,
NMI Property  Financing,  Inc.,  NovaStar  Financial,  Inc.  (together  with its affiliates,  "NovaStar"),  NFI Holding  Corporation and NovaStar Mortgage,  Inc.
executed a Master  Repurchase  Agreement  (2007  Whole  Loan) (the  "Whole  Loan
Facility" or "Agreement"),  which provides financing to certain  subsidiaries of
NovaStar Financial,  Inc. for the origination,  purchase, and holding of certain eligible  mortgage loans and residential  real estate owned ("REO  Properties").
The facility has a term of 364 days.  Specific assets may be financed under this
Agreement for 180 days,  subject to extension up to 270 days for certain amounts and up to 364  days for  certain  reacquired  or  sub-performing  loans  and REO
Properties.  All  obligations  under the  Agreement  are  guaranteed by NovaStar
Financial,  Inc., NFI Holding Corporation,  NovaStar Mortgage, Inc. and HomeView
Lending,  Inc.,  and are secured by the mortgage  loans financed under the Whole
Loan Facility, servicing rights related to the mortgage loans financed under the
Whole  Loan  Facility  and by a pledge of the stock of certain  special  purpose subsidiaries of NovaStar holding REO Properties financed under the Agreement. In addition to the financing facilities described in this Current Report,  Wachovia and  certain  of its  affiliates  routinely  engage  in  other  ordinary  course financial transactions with NovaStar,  including but not limited to acting as an underwriter for certain securitizations sponsored by NovaStar.

The amount available under this Agreement is $1.9 billion,  which amount will be reduced by the  maximum  aggregate  purchase  price and amounts  advanced  under certain other repurchase agreements expected to be executed between Wachovia and
NovaStar.  The various  categories of mortgage loans and REO Properties that may be financed  under the Whole Loan Facility are subject to  additional  sublimits based upon certain  characteristics of the assets. The amounts outstanding under the Servicing  Rights  Facility and the Residual  Securities  Facility  (each as defined  below)  will not  reduce the  amount  outstanding  under the Whole Loan
Facility. The specific advance rate applicable to a particular asset depends on, among other matters,  the type,  age and  performance of such asset and, in some cases,  NovaStar Financial,  Inc.'s level of liquidity.  For recently originated mortgage  loans under which  there has been no  delinquency  in any of the first three  monthly  payments  following  origination,  the  advance  rate under this
Agreement is generally  between 95% and 98% of the market value of such loan and such  advances  will bear  interest at  one-month  LIBOR plus  0.65%.  For other mortgage loans and REO  Properties,  the advance rate is generally  between from
65% to 95% of market  value,  but may be lower  pending  Wachovia's  review of a particular  asset,  and such  advances  bear  interest  at a rate  ranging  from one-month  LIBOR plus 0.65% to  one-month  LIBOR plus 2%. In  addition,  advance rates for  mortgage  loans and REO  Properties  are  subject to  additional  but similar limitations based upon the outstanding principal balance of the mortgage  loan or the  appraised  value of the REO Property  and, in some cases, additional but similar limitations based upon NovaStar's valuation of the asset, cost, or committed sale price.

The market  value of the  assets  will be  determined  by  Wachovia  in its sole discretion.  If, in Wachovia's opinion, the market value of assets that are then financed under the Whole Loan Facility  decreases for any reason,  NovaStar will be  required  to repay the  margin or  difference  in market  value,  or provide additional collateral.

NovaStar  Mortgage will remain the servicer of the mortgage  loans  purchased by
Wachovia under this Whole Loan Facility,  provided  Wachovia will have the right to replace NovaStar  Mortgage as the servicer if the adjusted tangible net worth of NovaStar falls below a certain amount.

The Whole Loan Facility is  cross-collateralized  with all other  repurchase and similar  financing  facilities  between  NovaStar and  Wachovia,  including  the
Servicing Rights Facility and the Residual  Securities Facility (each as defined below).  NovaStar  will  be  required  to  pay  Wachovia  a  structuring  fee in connection  with  the  Whole  Loan  Facility  and  certain  additional  fees and expenses,  including but not limited to reimbursement of due diligence  expenses and payment of certain fees in the event of voluntary  prepayment or termination by NovaStar or the occurrence of an event of default. In addition, upon a change of control of NovaStar Financial,  Inc., Wachovia has the right to terminate the
Agreement and require the payment of a termination fee.

The Whole Loan  Facility  requires that the adjusted  consolidated  tangible net worth of NovaStar  Financial,  Inc. exceed both $517 million (less the amount of required  REIT  dividends)  and an  amount  equal to a  portion  of the value of various classes of assets held by NovaStar Financial,  Inc. and its consolidated subsidiaries.  In addition, NovaStar Financial, Inc. is required to maintain, on a consolidated basis, at least $30 million of liquidity.

The Whole Loan  Facility  prohibits  NovaStar  Financial,  Inc.  from paying any dividends (other than dividends payable in stock), except for the payment of (i)
dividends in the amounts and at the times necessary for NovaStar Financial, Inc.
to comply with tax law requirements  applicable to real estate investment trusts and (ii)  dividends  on NovaStar  Financial,  Inc.'s  8.90%  Series C Cumulative
Redeemable  Preferred  Stock and on the  trust  preferred  securities  issued by
NovaStar Capital Trust I and NovaStar Capital Trust II. Absent the prior consent of Wachovia, permitted dividends may not be paid in cash. Dividends on the 8.90%
Series C  Cumulative  Redeemable  Preferred  Stock  and on the  trust  preferred securities can only be paid if after such payments NovaStar Financial,  Inc. has
$30 million of liquidity.  Further, dividends paid to enable NovaStar Financial,
Inc. to comply with applicable tax  requirements can be paid only in the form of notes, bonds, debentures,  or common or preferred stock, and not in cash, except to the extent that the liquidity of NovaStar  Financial,  Inc. following payment in cash would exceed $125 million or to the extent that payment in notes, bonds, debentures,  or common or  preferred  stock  would be  financially  impractical.
Further,  NovaStar cannot declare or pay a cash

dividend  necessary pursuant to applicable tax laws more than 15 days before the date required by applicable tax law. As a real estate investment trust, NovaStar
Financial,  Inc.  is  required to declare  dividends  based on its 2006  taxable income before filing its 2006 tax return, which is due on September 15, 2007 and such dividends are required to be paid by December 31, 2007.

The Whole Loan  Facility  contains  other  customary  affirmative  and  negative covenants,  including  but not  limited  to  covenants  prohibiting  fundamental changes in the nature of the business of NovaStar, prohibiting sales by NovaStar of a material  portion of its business or assets outside of the ordinary  course of  business,  and  prohibiting  transactions  between a NovaStar and any of its other affiliates that are not on arms-length terms.

The Whole Loan  Facility  provides  for  certain  additional  events of default, including  but not limited to the failure by NovaStar to make any payment due or to  satisfy  any  margin  call or to  comply  with any other  material  covenant
(including  financial  covenants)  or agreement  under the Whole Loan  Facility, representations or warranties made by NovaStar under the Whole Loan Facility and related  agreements proving to be materially  incorrect,  certain cross defaults involving  other  contracts to which  NovaStar is a party,  an act of insolvency occurring  with  respect to any  NovaStar  entity,  the  failure by  NovaStar to satisfy certain final non-appealable monetary judgments,  regulatory enforcement actions that materially  curtail the conduct of business by any NovaStar entity, and the occurrence of a material  adverse  change in the business,  performance, assets, operations or condition of NovaStar Financial, Inc. and its consolidated subsidiaries taken as a whole.

If an event of default  exists under the Whole Loan  Facility,  Wachovia has the right,  in addition to other rights and remedies,  to accelerate  the repurchase and other  obligations of NovaStar under the Whole Loan Facility and the related
Guaranty, to cause all income generated by the purchased assets to be applied to the  accelerated  obligations,  to  terminate  NovaStar  Mortgage,  Inc.  as the servicer with respect to the purchased assets and transfer such servicing rights to a  successor  servicer,  to sell or retain  the  purchased  assets to satisfy obligations  owed  to it,  and to  recover  any  deficiency  from  NovaStar.  In addition,  an event of default under the Whole Loan Facility would cross-default all other  financing  facilities  between  NovaStar  and  Wachovia or any of its affiliates,  and generally  would permit  Wachovia and its affiliates to set off any  outstanding  obligations  of  NovaStar  against any  collateral  pledged by
NovaStar to Wachovia or any of its  affiliates  under the Whole Loan Facility or under any other agreement. Further, NovaStar would be liable to Wachovia for all reasonable legal fees or other expenses incurred in connection with the event of default, the cost of entering into replacement transactions and entering into or terminating  hedge  transactions  in  connection  or as a result of the event of default, and any other losses,  damages,  costs or expenses arising or resulting from the occurrence of the event of default.

The  foregoing  is a summary  of the terms of the Whole  Loan  Facility  and the related Guaranty.  This summary is qualified in its entirety by reference to the full  text of the

Whole Loan  Facility  and the related  Guaranty,  which are  attached  hereto as
Exhibit 10.1and 10.2, respectively, and are incorporated herein by reference.

Amendment  Number One to Wachovia  Master  Repurchase  Agreement (2007 Servicing
Rights)  and  Amendment  Number  One to  Wachovia  Master  Repurchase  Agreement
(Residual Securities)

On May 10, 2007,  Wachovia Bank, N.A.,  Wachovia Capital Markets,  LLC, NovaStar
Mortgage,  Inc.,  NovaStar  Financial,  Inc.,  NovaStar Holding  Corporation and
HomeView Lending Inc.  executed  Amendment  Number One to the Master  Repurchase
Agreement (2007 Servicing  Rights) (the "Servicing Rights Facility") dated as of
April 25, 2007 (the  "Servicing  Rights  Amendment"),  and  Wachovia  Investment
Holdings, LLC, Wachovia Capital Markets, LLC, NovaStar Mortgage,  Inc., NovaStar
Certificates  Financing  LLC and  NovaStar  Certificates  Financing  Corporation
executed  Amendment  Number One to the  Master  Repurchase  Agreement  (Residual
Securities)  (the "Residual  Securities  Facility"),  dated as of April 18, 2007
(the  "Residual  Securities  Amendment"  and together with the Servicing  Rights
Amendment, the "Amendments").

Under the  Amendments,  if NovaStar  fails to satisfy any cash margin call under these  facilities,  Wachovia may increase the amounts  outstanding under certain other  facilities  with  Wachovia to satisfy  such margin  calls  regardless  of whether NovaStar could otherwise borrow such amount under such other facilities.

The Amendments  also increase the amount of adjusted  consolidated  tangible net worth that NovaStar Financial, Inc. is required to maintain from $400 million to
$517 million, (in each case, less the amount of required REIT dividends).

Finally,  in  addition to  permitting  the payment of  dividends  necessary  for
NovaStar  Financial,  Inc. to maintain its status as a REIT,  subject to certain limitations,  the  Amendments  permit  the  payment  of  dividends  on  NovaStar
Financial,  Inc.'s 8.90% Series C Cumulative  Redeemable  Preferred Stock and on
trust  preferred  securities  issued by NovaStar  Capital  Trust I and  NovaStar
Capital  Trust  II so long as  after  the  payment  of such  dividends  NovaStar
Financial,  Inc.  would have at least $30  million of  liquidity  and permit the payment of such dividends in cash only with the permission of Wachovia.

The Servicing  Rights  Agreement  Amendment  clarifies  that the Service  Rights
Facility terminates on April 18, 2008, not April 24, 2008.

The  foregoing  is a summary  of the terms of the  Amendments.  This  summary is qualified in its entirety by reference to the full text of the Amendments, which are attached hereto as Exhibit 10.3 and 10.4, respectively, and are incorporated herein by reference.

Extensions of Existing Wachovia Facilities

On May 11, 2007,  NovaStar  entered into a short-term  extension of two existing one-year Master Repurchase Agreements with Wachovia. One facility sets forth the terms under

which  certain of  NovaStar's  subsidiaries  may sell and  Wachovia may purchase certain  mortgage  securities  and the other  sets fort the  terms  under  which certain of NovaStar's  subsidiaries  may sell and Wachovia may purchase  certain mortgage loans, in each case against an obligation of the relevant  subsidiaries of NovaStar to repurchase the mortgage loans or mortgage securities purchased by
Wachovia. The termination date of these facilities was extended to May 18, 2007.

Section 2--Financial Information

Item 2.03 Creation of a Direct  Financial  Obligation or an obligation  under an
Off-Balance Sheet Arrangement of a Registrant

See "Wachovia Whole Loan Master Repurchase  Agreement" and "Amendment Number One
to Wachovia Master  Repurchase  Agreement (2007 Servicing  Rights) and Amendment
Number One to Wachovia Master Repurchase Agreement (Residual  Securities)" under
Item 1.01 of this Current Report which are incorporated herein by reference.

Section 9---Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed herewith:

     10.1 Master  Repurchase  Agreement  (2007 Whole  Loan),  dated as of May 9,
          2007,  among Wachovia Bank,  N.A.,  NFI  Repurchase  Corporation,  NMI
          Repurchase   Corporation,   HomeView   Lending,   Inc.,  NMI  Property
          Financing, Inc., NovaStar Financial, Inc., NFI Holding Corporation and
          NovaStar Mortgage, Inc.

     10.2 Guaranty, dated as of May 9, 2007, among NovaStar Financial, Inc., NFI
          Holding Corporation,  NovaStar Mortgage, Inc., HomeView Lending, Inc.,
          and Wachovia Bank, NA.

     10.3 Amendment  Number One to Master  Repurchase  Agreement (2007 Servicing
          Rights),  dated as of May 10, 2007 among Wachovia Bank, N.A., Wachovia
          Capital Markets, LLC, and NovaStar Mortgage, Inc.

     10.4 Amendment  Number  One  to  Master  Repurchase   Agreement   (Residual
          Securities),  dated  as of May  10,  2007  among  Wachovia  Investment
          Holdings,  LLC, Wachovia Capital markets, LLC, NovaStar Mortgage, Inc.
          NovaStar   Certificates   Financing  LLC  and  NovaStar   Certificates
          Financing Corporation.

                                    SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                                          NOVASTAR FINANCIAL, INC.
DATE:  May 15, 2007                       /s/ Gregory S. Metz
                                          --------------------------------------
                                          Gregory S. Metz
                                          Chief Financial Officer

                                  Exhibit Index

Exhibit
Number

     10.1 Master  Repurchase  Agreement  (2007 Whole  Loan),  dated as of May 9,
          2007,  among Wachovia Bank,  N.A.,  NFI  Repurchase  Corporation,  NMI
          Repurchase   Corporation,   HomeView   Lending,   Inc.,  NMI  Property
          Financing, Inc., NovaStar Financial, Inc., NFI Holding Corporation and
          NovaStar Mortgage, Inc.

     10.2 Guaranty, dated as of May 9, 2007, among NovaStar Financial, Inc., NFI
          Holding Corporation,  NovaStar Mortgage, Inc., HomeView Lending, Inc.,
          and Wachovia Bank, NA.

     10.3 Amendment  Number One to Master  Repurchase  Agreement (2007 Servicing
          Rights),  dated as of May 10, 2007 among Wachovia Bank, N.A., Wachovia
          Capital Markets, LLC, and NovaStar Mortgage, Inc.

     10.4 Amendment  Number  One  to  Master  Repurchase   Agreement   (Residual
          Securities),  dated  as of May  10,  2007  among  Wachovia  Investment
          Holdings,  LLC, Wachovia Capital markets, LLC, NovaStar Mortgage, Inc.
          NovaStar   Certificates   Financing  LLC  and  NovaStar   Certificates
          Financing Corporation.